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                                                                Exhibit 10.10(c)

                    AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT
                    ---------------------------------------

          AMENDMENT No. 2 dated as of the 10th day of September, 1999 to EMPLOYMENT AGREEMENT dated as of November 4, 1993, as amended as of October 22, 1997, by and between NORTON MCNAUGHTON OF SQUIRE, INC., a New York corporation (the "Company") and AMANDA J. BOKMAN (the "Employee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Employee and the Company have heretofore entered into an Employment Agreement dated as of November 4, 1993, as amended as of October 22, 1997, (the "Employment Agreement"); and

          WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Section 1.2 of the Employment Agreement is hereby amended by deleting Section 1.2 in its entirety and substituting therefor a new Section 1.2 to read as follows:

          "The term of the Employee's employment under this Agreement (the "Term") shall commence on the date hereof and shall terminate on November 3, 2001, unless sooner terminated in accordance with this Agreement."

          2. Section 3.1(a) of the Employment Agreement is hereby amended by deleting Section 3.1(a) in its entirety and substituting therefor a new Section 3.1(a) to read as follows:

          "During the Term, in consideration of the performance by the Employee of the services set forth in Section 2 and her observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary (i) during the period November 7, 1999 through November 4, 2000 at the rate of $335,000 per annum and (ii) during the period November 5, 2000 through November 3, 2001 at the rate of $350,000 per annum, in all cases, payable in accordance with the standard payroll practices of the Company."

          3. The reference to "(i)" set forth in Section 4 of the Employment Agreement is hereby deleted and clause (ii) of Section 4 of the Employment Agreement is hereby deleted in its entirety.
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     4.   Section 5 of the Employment Agreement is hereby amended by adding
"(a)" to the existing provision and adding the following new Section 5(b) to read as follows:

          "(b) During the Term, subject to availability on commercially reasonable terms, the Company shall provide the Employee with disability insurance providing for a monthly disability benefit of $15,000. The Company's obligation under Section
          6.2 of this Agreement shall be subject to appropriate reductions for amounts paid to the Employee under such disability insurance during the Disability Salary Continuance Period (as defined in Section 6.2 of this Agreement), taking into account the tax treatment of such disability insurance payments."

     5. Section 6.2 of the Employment Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting therefor a new second sentence to read as follows:

          "In the event of such termination, subject to
          Section 5(b) of this Agreement, the Company shall continue to pay to the Employee the salary provided for in Section 3.1(a) for the remainder of the Term (the period of time during which the Company shall be required to continue to pay such salary, the "Disability Salary Continuance
          Period").

     6. The reference in the last sentence of Section 6.3 of the Employment Agreement to "fifteen (15) days" is hereby amended to be a reference to "thirty
(30) days."

     7. The phrase "(at the annual rate then in effect)" in the first sentence of Section 6.4 is hereby deleted and replaced with the phrase "((i) in the case of any termination of the Employee's employment during the period November 7, 1999 through November 4, 2000, at the annual rate in effect on the date of termination through November 4, 2000 and, thereafter for the balance of the Term, at the annual rate as provided in Section 3(a)(ii) of this Agreement and
(ii) in the case of any termination of the Employee's employment during the period November 5, 2000 through November 3, 2001, at the annual rate then in effect)."

     8. Section 9 of the Employment Agreement is hereby deleted in its entirety and all references to such Section 9 contained elsewhere in the Emplyment Agreement are also hereby deleted.

     9. The address for notices to the Employee set forth in Section 15 of the Employment Agreement is hereby amended to read as follows:

     "Amanda J. Bokman
     45 East 85/th/ Street
     Apartment 9E
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          New York, New York 10028"

          10. Except as hereby amended, the Employment Agreement continues in full force and effect and is hereby ratified and affirmed.

                              *        *        *
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 2 as of the date first above written.

                         NORTON MCNAUGHTON OF SQUIRE, INC.

                         By:_____________________________________
                            Title: Chief Executive Officer



                            ____________________________________
                                    Amanda J. Bokman